UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

RIMROCK GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-149552	75-3266961
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Rd. Suite D155

Las Vegas, NV 89103

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-800-854-7970

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01     Entry into a Material Definitive Agreement.

Redwood Fund LP

As disclosed in the current report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2014, on April 14, 2014, Rimrock Gold Corp. (the “Company”) entered into a securities purchase agreement with Redwood Fund LP, a Delaware limited partnership (“Redwood”) for an aggregate principal amount of $100,000. Pursuant to the securities purchase agreement, the Company issued the following to Redwood: (i) a convertible promissory note in the principal amount of $100,000; and (ii) a five-year warrant to purchase an aggregate of 100,000 shares of the Company’s common stock for an exercise price of $0.10 per share.

On September 30, 2014, the parties entered into amendments to the securities purchase agreement, the note and the warrant. Pursuant to the amendments, the maturity date shall be the earlier of (i) six (6) months from the date of the amendments or (ii) thirty (30) days prior to the conversion of that certain convertible note issued by the Company to KBM Worldwide, Inc. on August 25, 2014. The definition of “Permitted Indebtedness” in the note is removed as well as relevant provisions. Also, the conversion price of the note of $0.075 is reduced to $0.03 per share; the exercise price of the warrant of $0.10 is reduced to $0.04 per share. In addition, Redwood waives any acts of default pursuant to the terms of the note committed by the Company prior to the date of the execution of the amendments.

The foregoing description of the terms of the amendments do not purport to be complete and are qualified in their entirety by reference to the provisions of such amendments filed as Exhibits 10.1, 4.1, and 4.2 to this Current Report on Form 8-K (this “Report”).

KBM Worldwide, Inc.

On October 21, 2014, the Company completed an offering by entering into a securities purchase agreement, dated October 1, 2014, with KBM Worldwide, Inc., a New York corporation (“KBM”) for an aggregate principal amount of $42,500 (the “Purchase Price”) in the form of a convertible promissory note.

The terms of the note are as follows:

The note earns an interest rate equal to 8% per annum and matures on July 3, 2015.  This note may not be prepaid in whole or in part except as otherwise explicitly set forth therein. Any amount of principal or interest on this note which is not paid when due shall bear interest at the rate of twenty two percent (22%) per annum from the due date thereof until the same is paid (“Default Interest”).

The note is convertible any time after 180 days after issuance, and KBM has the right to convert the note into shares of the Company’s common stock at a conversion price (the “Conversion Price”) equal to 58% multiplied by the Market Price (as defined below) (representing a discount rate of 42%). “Market Price” means the average of the lowest three (3) trading prices for the common stock during the twenty (20) trading day period ending on the latest complete trading day prior to the conversion date. The Conversion Price is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions and any issuances of securities below the Conversion Price.

In addition, in no event KBM may convert the shares into common stock if KBM’s total number of shares beneficially held at that time would exceed 4.99% of the number of shares of the Company’s common stock as determined in accordance with Rule 13(d) of the Securities Exchange Act of 1934, as amended, unless such limitation is waived by KBM by giving not less than 61 days prior notice to the Company.

Right of First Refusal. Unless it shall have first delivered to KBM, at least seventy two (72) hours prior to the closing of such Future Offering (as defined herein), written notice describing the proposed Future Offering (“ROFR Notice”), including the terms and conditions thereof, identity of the proposed purchaser and proposed definitive documentation to be entered into in connection therewith, and providing KBM an option during the seventy two (72) hour period following delivery of such notice to purchase the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence and the preceding sentence are collectively referred to as the “Right of First Refusal”) (and subject to the exceptions described below), the Company will not conduct any equity (or debt with an equity component) financing in an amount less than $100,000 (“Future Offering(s)”) during the period beginning on the closing date and ending six (6) months following the closing date. Notwithstanding anything contained herein to the contrary, the Company shall not consummate any Future Offering with an investor, or an affiliate of such investor (collectively “Prospective Investor”), identified on an ROFR Notice whereby KBM exercised its Right of First Refusal for a period of forty (45) days following such exercise; and any subsequent offer by a Prospective Investor is subject to this Section 4(d) and the Right of First Refusal. The Right of First Refusal shall not apply to any transaction involving (i) issuances of securities in a firm commitment underwritten public offering (excluding a continuous offering pursuant to Rule 415 under the 1933 Act) or (ii) issuances of securities as consideration for a merger, consolidation or purchase of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company. The Right of First Refusal also shall not apply to the issuance of securities upon exercise or conversion of the Company’s options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by the shareholders of the Company.

The foregoing description of the terms of the securities purchase agreement and the note do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements filed as exhibits 10.2 and 4.3 to this Report.

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Item 3.02     Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Report is incorporated by reference in this Item 3.02.

The foregoing securities under the securities purchase agreement were offered and sold without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Amendment to the Note issued to Redwood Fund LP
4.2	Amendment to the Warrant issued to Redwood Fund LP
4.3	Convertible Promissory Note issued to KBM Worldwide, Inc.
10.1	Amendment to the Securities Purchase Agreement, dated September 30, 2014, by and among Rimrock Gold Corp. and Redwood Fund LP
10.2	Securities Purchase Agreement, dated October 1, 2014, by and among Rimrock Gold Corp. and KBM Worldwide, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rimrock Gold Corp.

Date: October 27, 2014	By:	/s/ Jordan Starkman
Jordan Starkmam President, Chief Executive Officer, and Chief Financial Officer

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